Putnam
Arizona
Tax Exempt
Income Fund

ANNUAL REPORT

May 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Positive trends appear to be in place, and we are confident that our investments in the state's diverse economic sectors -- many of which focus on improving the quality of life in Arizona -- can benefit as a result."
                                   -- Jerome J. Jacobs, manager
                                      Putnam Arizona Tax Exempt Income Fund

* "Surging tax revenues in most states help bolster municipal credit bond ratings. Standard & Poor's says the number of rating upgrades in this year's first quarter was more than nine times the number of downgrades."

                                   -- The Wall Street Journal, April 8, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

14 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Analyzing risk premiums, yield spreads, call dates, yield curves, credit ratings, supply-and-demand dynamics, taxable versus tax-exempt yield relationships, and a host of other factors is all in a day's work for Putnam's Tax-Exempt Bond Group. The result was another period of competitive performance for Putnam Arizona Tax Exempt Income Fund's fiscal year, which closed on May 31, 1998.

I am pleased to inform you that Jerome J. Jacobs has been named the manager of your fund. Jerry, who joined Putnam in 1996, is also chief investment officer of the Tax-Exempt Fixed-Income Group. He was previously with the Vanguard Group of Investment Companies and Butcher and Singer and has 18 years of investment experience.

In the following report, Jerry discusses the fund's performance during fiscal 1998 and then takes a look at prospects for the tax-exempt market, especially with regard to Arizona, in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Manager
Jerome J. Jacobs

In any discussion of Arizona's economy, glowing reports of fast growth in the state's employment and private business sectors usually take the limelight. However, in reality, the growth in employment has little correlation with the economic well-being of the state. Nevertheless, positive trends appear to be in place, and we are confident that our investments in the state's diverse economic sectors -- many of which focus on improving the quality of life in Arizona -- can benefit as a result.

Putnam Arizona Tax Exempt Income Fund's class A shares delivered returns of 8.28% at net asset value and 3.14% at public offering price for the 12-month period ended May 31, 1998. For complete performance details, please refer to the performance summaries that begin on page 8.

* ATTRACTIVE PRICES FOR MUNI BOND INVESTORS

Despite the relative calm that has fallen over the $1.3 trillion municipal bond market, prices on these bonds have actually become very attractive relative to the Treasury market -- a state of affairs that hasn't occurred since the flat-tax scare of 1996. Municipal bonds (as represented by 30-year insured municipals) are offering almost 90% of the yield of long-term Treasury bonds. Since the typical level is 84%, the current percentage makes municipal bond prices remarkably low.

There is more to this market than just the unusually attractive prices. The tranquillity -- or lack of action -- in the overall U.S. bond market has also been making news. For example, the yield on the benchmark 30-year U.S. Treasury bond has hovered within a tight range of 5.6% to 6.1% during the past six months, making it the least volatile period since 1979.

The first half of 1998 has also been notable for its huge supply, including the sale of the largest municipal bond issue in history -- $3.4 billion by the Long Island Power Authority in May.

Before the bonds were sold in May, there were fears of an overabundance of supply, but because of prevailing attractive prices, the market easily absorbed this huge issue and the all-important supply-and-demand ratios have stayed in balance. Upon this quiet playing field, there have been fewer opportunities for profit, but your fund has continued to deliver what it has promised to shareholders: a reliable stream of income exempt from federal taxes along with relatively low share price volatility.

* TARGETING BONDS WITH BEST VALUE

Also noteworthy is the unusually flat tax-exempt yield curve. With the 30-year bond paying only a modest 30 to 40 basis points over a 10-year bond, investors are not compensated for taking on higher risk. For this reason, we have found the best value (attractive yield with minimal volatility) in the intermediate range of the yield curve -- anywhere from 10 to 15 years.

Another way of providing shareholders with the best value is to improve the call risk within the fund. Noncallable bonds or bonds with distant call dates enable us to provide the highest and most durable level of income. Callable bonds have the option of being called away by the issuer at a certain future date usually if interest rates are lower than when the bonds were first issued. By avoiding callable bonds, the portfolio has a better chance of maintaining a reliable level of income.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care     24.1%

Education                 13.3%

Utilities                 11.9%

Housing                   10.2%

Transportation             9.8%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

It is always important to highlight careful security selection and in-depth credit analysis as a fundamental investment strategy of the fund. This strategy becomes even more important when we invest in bonds that carry ratings below investment grade. These are the bonds that can add tremendously to a fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.

Health-care issues, representing 24.1% of the fund's net assets and the largest sector, continue to perform well in spite of forthcoming reductions in the Medicare budget. Because of the inherently lower quality ratings of the bonds in this sector, we look for potential merger/acquisition candidates as we select the fund's holdings.

When the supply of local municipal bonds is low, one option available to the managers of all single-state municipal bond funds is to purchase municipal bonds issued by the Commonwealth of Puerto Rico or other tax-exempt entities on the island. Puerto Rican municipal bonds are free from federal, state, and local income taxes in Arizona. Well-structured Puerto Rican bonds are easier to find and can offer the positive attributes that may not be readily available in the scarce Arizona market. Currently our analysis indicates that Puerto Rico is in solid fiscal and economic shape and the bonds we own either are insured by a municipal insurance agency or have an attractive credit rating without insurance.

* DESPITE LOW INTEREST RATES, ROOM FOR CAUTION

While the Asian crisis has been widely publicized as negative for economic growth around the world, it has produced some positive effects in the United States. Fears of the financial turmoil in Asia and in other emerging markets have helped keep interest rates low. In turn, low interest rates have helped improve corporate balance sheets, encouraged construction, and contributed to low unemployment.

Although we are quite satisfied with the financial condition of Arizona, there is room for caution. Governor Hull is wise to acknowledge that this economic growth cycle can't last forever. In preparation for the inevitable slowdown, a budget stabilization fund -- the so-called Rainy Day Fund -- has been established from revenues to help protect Arizona residents from financial setbacks during economic downturns.

[GRAPHIC OMITTED: pie chart of CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba -- 12.1%

Baa -- 16.5%

A -- 5.6%

Aa -- 15.3%

Aaa -- 49.1%

B -- 1.4%

Footnote reads:
* Based on percentage of market value as of 5/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We may begin to see slightly higher inflation during the second half of the year. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy emphasizing intermediate maturities, low call risk, and in-depth credit research will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Arizona Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                                   Class A         Class B        Class M
(inception date)                  (1/30/91)       (7/15/93)      (7/3/95)
                                 NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                          8.28%   3.14%   7.47%   2.47%   7.96%   4.48%
------------------------------------------------------------------------------
5 years                        31.34   25.12   26.58   24.58   29.41   25.25
Annual average                  5.60    4.58    4.83    4.49    5.29    4.61
------------------------------------------------------------------------------
Life of fund                   67.15   59.29   58.16   58.16   62.96   57.67
Annual average                  7.26    6.56    6.45    6.45    6.89    6.41
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                                  Lehman
                              Bros. Municipal        Consumer
                                 Bond Index         Price Index
------------------------------------------------------------------------------
1 year                             9.39%               1.69%
------------------------------------------------------------------------------
5 years                           38.53               12.90
Annual average                     6.74                2.46
------------------------------------------------------------------------------
Life of fund                      75.72               20.95
Annual average                     8.00                2.63
------------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
1/30/91

Plot Points

             Lehman Bros.
            Municipal Bond    Consumer Price   Fund's class A
Date             Index            Index        shares at POP

1/30/91         10,000            10,000           9,529
5/31/91         10,316            10,074           9,841
5/31/92         11,329            10,378           10,851
5/31/93         12,685            10,712           12,128
5/31/94         12,998            10,958           12,313
5/31/95         14,187            11,307           13,251
5/31/96         14,835            11,634           13,699
5/31/97         16,064            11,893           14,730
5/31/98         17,572            12,095           15,929

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $15,816 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,296 ($15,767 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98

                           Class A             Class B          Class M
------------------------------------------------------------------------------
Distributions (number)        12                  12               12
------------------------------------------------------------------------------
Income                    $0.444270           $0.383575        $0.417099
------------------------------------------------------------------------------
Capital gains1                --                  --               --
------------------------------------------------------------------------------
  Total                   $0.444270           $0.383575        $0.417099
------------------------------------------------------------------------------
Share value:            NAV     POP               NAV         NAV      POP
------------------------------------------------------------------------------
5/31/97                $9.03   $9.48             $9.02       $9.04   $9.34
------------------------------------------------------------------------------
5/31/98                 9.32    9.78              9.30        9.33    9.64
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2  4.60%   4.39%             3.95%       4.30%   4.17%
------------------------------------------------------------------------------
Taxable equivalent3     8.03    7.66              6.90        7.51    7.28
------------------------------------------------------------------------------
Current 30-day
SEC yield4              4.22    4.02              3.57        3.92    3.79
------------------------------------------------------------------------------
Taxable equivalent3     7.37    7.02              6.23        6.84    6.62
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 42.72% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                 Class A         Class B         Class M
(inception date)                (1/30/91)       (7/15/93)       (7/3/95)
                               NAV     POP     NAV    CDSC    NAV      POP
------------------------------------------------------------------------------
1 year                        7.20%   2.15%   6.63%   1.63%   7.00%   3.47%
------------------------------------------------------------------------------
5 years                      29.31   23.13   24.83   22.85   27.53   23.34
Annual average                5.28    4.25    4.54    4.20    4.98    4.28
------------------------------------------------------------------------------
Life of fund                 67.31   59.44   58.39   58.39   63.24   57.95
Annual average                7.19    6.50    6.40    6.40    6.84    6.36
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75%maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



WELCOME TO

                            www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

  You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

  The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

  New features will be added to the site regularly.
  So be sure to bookmark us at
  http://www.putnaminv.com



Report of independent accountants
For the fiscal year ended May 31, 1998

To the Trustees and Shareholders of
Putnam Arizona Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Arizona Tax Exempt Income Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 1998



Portfolio of investments owned
May 31, 1998

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
CLI Insd.   -- Connie Lee Insurance Insured
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FHLMC Coll. -- Federal Home Loan Mortgage Corporation Collaterized FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.1%) (a)
PRINCIPAL AMOUNT                                                                RATINGS(RAT)            VALUE

Arizona (87.2%)
-------------------------------------------------------------------------------------------------------------
       $    1,975,000  AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                         (Phoenix Mem. Hosp.), 8.2s, 6/1/21                       BBB          $    2,145,342
            1,500,000  AZ Student Loan Acquisition Auth.
                         Rev. Bonds, Ser. B, 6.6s, 5/1/10                         Aa                1,629,375
                       AZ, State Hlth. Facs. Auth. Rev. Bonds
                         (Bethesda Foundation), Ser. A
            2,000,000    6.4s, 8/15/27                                            BB/P              2,115,000
            1,315,000    6 3/8s, 8/15/15                                          BB/P              1,398,831
            1,750,000  Central AZ Wtr. Consv. Dist. Contract
                         Rev. Bonds (Central AZ), Ser. A, 5 1/2s, 11/1/10         AA-               1,885,625
            1,450,000  Chandler, G.O. Bonds, FGIC, 8s, 7/1/10                     Aaa               1,908,563
            1,100,000  Chandler, St. & Hwy. Rev. Bonds, MBIA, 8s, 7/1/11          Aaa               1,450,625
            2,150,000  Chandler, Wtr. & Swr. Rev. Bonds, FGIC, 8s,
                         7/1/14 (SEG)                                             Aaa               2,932,063
                       Cochise Cnty., Indl. Dev. Rev. Bonds
                         (Sierra Vista Cmnty. Hosp.)
            1,995,000    Ser. B, 8 1/2s, 12/1/21                                  BBB-/P            2,284,275
            2,625,000    Ser. C, 8 1/4s, 12/1/14                                  BBB-/P            3,123,750
                       Coconino Cnty., Poll. Control Rev. Bonds
                         (Nevada Power Co.)
            4,000,000    6 3/8s, 10/1/36                                          BBB               4,330,000
            3,000,000    Ser. B, 5.8s, 11/1/32                                    BBB-              3,063,750
            4,000,000  Gila Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Asarco, Inc.), 5.55s, 1/1/27                            Baa2              4,055,000
            1,000,000  Gilbert, Wtr. & Swr. Rev. Bonds, FGIC,
                         6 1/2s, 7/1/22                                           Aaa               1,105,000
            1,500,000  Gilbert, Wtr. & Wastewtr. Syst. Rev. Bonds
                         (Connection Dev. Fee), 6 7/8s, 4/1/14                    BB+               1,554,375
            1,000,000  Glendale, Indl. Dev. Auth. Edl. Fac. Rev. Bonds,
                         CLI Insd., 7 1/8s, 7/1/20                                AAA               1,181,250
            5,000,000  Maricopa Cnty., Poll. Control Rev. Bonds
                         (Public Service Co.), Ser. A, 6.3s, 12/1/26              Ba1               5,356,250
            4,500,000  Maricopa Cnty., Hosp. Rev. Bonds
                         (Sun Health Corp.), 6 1/8s, 4/1/18                       Baa1              4,781,250
            2,670,000  Maricopa Cnty., Indl. Dev. Auth. Multi-Fam.
                         Hsg. Rev. Bonds (Laguna Point Apt.),
                         6 3/4s, 7/1/19                                           A                 2,930,325
            3,500,000  Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac.
                         Rev. Bonds (Samaritan Hlth. Svcs.), Ser. A,
                         MBIA, 7s, 12/1/16                                        Aaa               4,392,500
            2,000,000  Maricopa Cnty., Poll. Control Rev. Bonds
                         (Public Service Co.), Ser. A, 5 3/4s, 11/1/22            Ba1               2,047,500
                       Maricopa Cnty., School Dist. G.O. Bonds
            2,000,000    (Dist. No. 69 Paradise Valley), Ser. B,
                         MBIA, 7s, 7/1/12                                         Aaa               2,465,000
            1,500,000    (Dist. No. 69 Paradise Valley), MBIA,
                         6.35s, 7/1/10                                            Aaa               1,747,500
            1,500,000    (No. 11 Peoria U.), MBIA, 6.4s, 7/1/10                   Aaa               1,605,000
            3,175,000    Ser. C, FSA, 6 1/4s, 7/1/14                              Aaa               3,679,031
            1,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12         Aaa               1,253,750
            1,445,000  Mohave Cnty., Indl. Dev. Auth. Multi-Fam.
                         Mtge. Rev. Bonds (Coopers Ridge Apts.),
                         FHA Insd., 7 3/8s, 4/1/32                                AAA               1,571,438
            2,725,000  Northern AZ U. Rev. Bonds, FGIC, 6 1/2s, 6/1/09            Aaa               3,195,063
                       Phoenix G.O. Bonds
            1,000,000    6 3/8s, 7/1/13                                           AA+               1,090,000
            1,000,000    6s, 7/1/10                                               AA+               1,098,750
            2,845,000  Phoenix, Civic Impt. Corp. Waste Wtr. Syst.
                         Rev. Bonds, MBIA, 6 1/2s, 7/1/08                         Aaa               3,268,194
            1,600,000  Phoenix, Hsg. Fin. Corp. Mtge. Rev. Bonds,
                         Ser. A, MBIA, 6.9s, 1/1/23                               Aaa               1,698,000
            2,150,000  Phoenix, Indl. Dev. Auth. Rev. Bonds (Chris
                         Ridge Village), FHA Insd., 6.8s, 11/1/25                 Aaa               2,270,938
            4,000,000  Pima Cnty., Indl. Dev. Auth. Multi-Fam.
                         Rev. Bonds (Willowick Apts.), 5 1/2s, 3/1/28             AA                4,035,000
            2,015,000  Pima Cnty., Indl. Dev. Auth. Single Family
                         Mtge. Stepped-Coupon Rev. Bonds, FNMA
                         Coll., GNMA Coll., FHLMC Coll., 6.15s,
                         (6.95s, 11/1/23) (STP)                                   AAA               2,145,208
            4,100,000  Pima Cnty., Indl. Dev. Auth. VRDN
                         (Tucson Elec.), 3.45s, 12/1/22                           Aa2               4,100,000
            1,000,000  Pima Cnty., School Dist. No. 1 Rev. Bonds,
                         FGIC, 7 1/2s, 7/1/08                                     Aaa               1,238,750
            2,000,000  Pinal Cnty., COP, 6 1/2s, 6/1/09                           AA                2,145,000
            2,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Casa Grande Regl. Med. Ctr.), Ser. A,
                         8 1/8s, 12/1/22                                          B                 2,150,000
            1,325,000  Pinal Cnty., School Dist. Pinal Cnty., School
                         Dist. (AZ U., Apache Junction), Ser. A,
                         FGIC, 6.8s, 7/1/08                                       Aaa               1,573,438
            3,250,000  Salt River, Rev. Bonds (Project Agric.), 6s, 1/1/09        Aa                3,672,500
            1,140,000  Scottsdale G.O. Bonds, 5 1/2s, 7/1/12                      Aa1               1,236,900
            4,000,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                         (First Mtge. Westminster Village),
                         Ser. A, 8 1/4s, 6/1/15                                   BB-/P             4,550,000
            1,740,000  Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
                         (Scottsdale Memorial Hosp.), Ser. A, AMBAC,
                         6 1/8s, 9/1/17                                           Aaa               1,929,225
            1,000,000  Sedona COP, 7.2s, 4/1/12                                   BBB/P             1,040,000
            1,800,000  Sierra Vista, Indl. Dev. Auth. Hosp. Rev. Bonds
                         (Sierra Vista Cmnty. Hosp.), 8 3/4s, 12/1/16             AAA               1,897,884
            1,000,000  South Tucson, Muni. Property Corp. Fac.
                         Rev. Bonds, 8 1/2s, 6/1/05                               BB                1,080,000
            3,985,000  Tucson G.O. Bonds, FGIC, 6.4s, 7/1/08                      Aaa               4,602,675
            1,000,000  Tucson Wtr Rev. Bonds, FGIC, 5 1/2s, 7/1/14                AAA               1,085,000
            4,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                         (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                A3                4,450,000
              880,000  Tucson, Indl. Dev. Auth. Multi-Fam. Rev. Bonds
                         (La Entrada), FHA Insd., 7.4s, 7/1/26                    Aaa                 933,900
            3,765,000  Tuscon, St. & Hwy. User Rev. Bonds, Sr. Lien,
                         MBIA, 6s, 7/1/10                                         Aaa               4,254,450
            1,000,000  U. of AZ COP (Telecommunications Syst.),
                         6 1/2s, 7/15/12                                          A2                1,081,250
                       U. of AZ Rev. Bonds
            1,000,000    Ser. B, 6.9s, 6/1/16                                     AA                1,073,750
            1,000,000    6 1/4s, 6/1/11                                           AA                1,076,250
            1,450,000  U. of AZ Med. Ctr. Corp. Hosp. Rev. Bonds,
                         MBIA, 6 7/8s, 7/1/21                                     Aaa               1,595,000
                                                                                               --------------
                                                                                                  133,559,493

Puerto Rico (10.9%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/12           Aaa               1,162,500
                       Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
            3,225,000    Ser. Y, MBIA, 6 1/4s, 7/1/13                             AAA               3,745,031
            1,000,000    Ser. Y, MBIA, 6 1/4s, 7/1/09                             Aaa               1,157,500
            4,000,000  Cmnwlth of PR, Muni. Fin. Agcy. Rev. Bonds,
                         Ser. A, FSA, 6s, 7/1/11                                  Aaa               4,530,000
                       Cmnwlth of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth.
                         Fac. Rev. Bonds
            1,500,000    Ser. L, 6 7/8s, 7/1/21                                   AAA               1,680,000
            4,000,000    Ser. M, AMBAC, 5 3/4s, 7/1/10                            Aaa               4,445,000
                                                                                               --------------
                                                                                                   16,720,031
-------------------------------------------------------------------------------------------------------------
                       Total Municipal Bonds and Notes
                         (cost $141,634,294)                                                   $  150,279,524
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $153,216,172.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $141,637,817, resulting in gross unrealized appreciation and depreciation of $8,839,688 and $197,981, respectively, or net unrealized appreciation of $8,641,707.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1998.

      The rates shown on VRDN's are the current interest rates at May 31, 1998.

      The fund had the following industry group concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

               Hospitals/Health care     24.1%
               Education                 13.3
               Utilities                 11.9
               Housing                   10.2

      The fund had the following insurance concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

               MBIA                      19.0%
               FGIC                      11.5







--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1998
                                                                             Unrealized
                                             Aggregate Face   Expiration    Appreciation/
                                Total Value       Value          Date       Depreciation
--------------------------------------------------------------------------------------------
Municipal Bond
Index (long)                   $ 4,590,313    $ 4,496,438       Jun-98       $  93,875
US Treasury Notes
20 yr. (short)                  14,606,250     14,442,344       Jun-98        (163,906)
--------------------------------------------------------------------------------------------
                                                                             $ (70,031)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $141,634,294) (Note 1)                                                $150,279,524
---------------------------------------------------------------------------------------------------
Cash                                                                                        276,073
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       3,252,645
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                       36,910
---------------------------------------------------------------------------------------------------
Total assets                                                                            153,845,152

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 23,062
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       204,500
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   55,740
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                230,187
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   29,558
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                7,428
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,011
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       63,580
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       13,914
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           628,980
---------------------------------------------------------------------------------------------------
Net assets                                                                             $153,216,172

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $147,157,832
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                  3,189
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (2,520,048)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                8,575,199
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $153,216,172

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($120,649,062 divided by 12,950,156 shares)                                                   $9.32
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.32)*                                        $9.78
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($32,046,457 divided by 3,444,754 shares)+                                                    $9.30
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($520,653 divided by 55,795 shares)                                                           $9.33
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.33)**                                       $9.64
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offerring price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sale charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998

Tax exempt interest income:                                                             $8,742,647
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           919,202
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             203,604
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            7,914
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,164
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      245,415
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      254,553
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,682
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     16,431
--------------------------------------------------------------------------------------------------
Registration fees                                                                               75
--------------------------------------------------------------------------------------------------
Auditing                                                                                    26,339
--------------------------------------------------------------------------------------------------
Legal                                                                                       18,512
--------------------------------------------------------------------------------------------------
Postage                                                                                      8,636
--------------------------------------------------------------------------------------------------
Other                                                                                        7,536
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,717,063
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (61,988)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,655,075
--------------------------------------------------------------------------------------------------
Net investment income                                                                    7,087,572
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,489,318
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (1,147,723)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year         4,477,721
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  4,819,316
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $11,906,888
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets

                                                                                             Year ended May 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $   7,087,572      $   7,518,550
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            341,595             21,107
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,477,721          3,350,238
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     11,906,888         10,889,895
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (5,914,397)        (6,368,622)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,243,648)        (1,175,109)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (24,352)           (19,547)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (3,094,187)        (2,799,875)
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,630,304            526,742

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       151,585,868        151,059,126
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,189 and $98,014, respectively)                                           $ 153,216,172      $ 151,585,868
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  For the
                                                                              nine months
Per-share                                                                           ended
operating performance                        Year ended May 31                     May 31                Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996           1995++             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.03            $8.84            $9.01            $8.84            $9.47            $9.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .44              .46              .47              .38              .51              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .29              .19             (.17)             .17             (.61)             .47
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .73              .65              .30              .55             (.10)            1.01
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.44)            (.46)            (.47)            (.38)            (.50)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        --               --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.44)            (.46)            (.47)            (.38)            (.53)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.32            $9.03            $8.84            $9.01            $8.84            $9.47
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           8.28             7.52             3.38             6.45*           (1.07)           11.54
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $120,649         $122,743         $126,716         $136,598         $142,950         $145,304
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .99              .98             1.03              .70*             .97              .89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.76             5.11             5.20             4.42*            5.55             5.82
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             29.63            73.61           108.68            51.48*           34.68             5.72
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from August 31 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  For the
                                                                              nine months                      For the period
Per-share                                                                           ended       Year ended      July 15, 1993+
operating performance                          Year ended May 31                   May 31        August 31       to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996           1995++             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.02            $8.82            $9.00            $8.83            $9.47            $9.39
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .38              .40              .41              .34              .45              .11
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .28              .20             (.18)             .17             (.61)             .03
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .66              .60              .23              .51             (.16)             .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.38)            (.40)            (.41)            (.34)            (.45)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        --               --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.38)            (.40)            (.41)            (.34)            (.48)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.30            $9.02            $8.82            $9.00            $8.83            $9.47
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           7.47             6.94             2.60             5.99*           (1.80)            1.45*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $32,046          $28,340          $24,050          $21,538          $16,247           $2,974
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.64             1.63             1.67             1.19*            1.60              .19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.10             4.44             4.52             3.89*            4.82              .43*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             29.63            73.61           108.68            51.48*           34.68             5.72
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from August 31 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        July 3, 1995+
operating performance                                                                    Year ended May 31          to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $9.04            $8.85            $8.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .41              .43 (c)          .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .30              .19             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .71              .62              .39
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.42)            (.43)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.42)            (.43)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.33            $9.04            $8.85
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              7.96             7.19             4.44*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                         $521             $503             $293
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.29             1.28             1.09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              4.47             4.75             4.28*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                29.63            73.61           108.68
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from August 31 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1998

Note 1
Significant accounting policies

Putnam Arizona Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustee.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1998, the fund had a capital loss carryover of approximately $1,215,152 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover            Expiration
------------------       ------------------
     $680,643               May 31, 2003
      350,629               May 31, 2004
      183,880               May 31, 2005

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of capital loss carryover, straddle loss deferrals, and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1998, the fund required no such reclassifications.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $61,988 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $320 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $20,714 and $53 from the sale of class A and class M shares, respectively and $71,193 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $3,552 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $43,899,770 and $49,495,540, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,430,266      $13,242,339
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       291,066        2,692,593
------------------------------------------------------------
                                  1,721,332       15,934,932

Shares
repurchased                      (2,361,394)     (21,843,453)
------------------------------------------------------------
Net decrease                       (640,062)     $(5,908,521)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,483,127      $13,346,426
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       313,766        2,821,411
------------------------------------------------------------
                                  1,796,893       16,167,837

Shares
repurchased                      (2,547,785)     (22,902,316)
------------------------------------------------------------
Net decrease                       (750,892)     $(6,734,479)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         712,440       $6,592,978
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        67,218          620,900
------------------------------------------------------------
                                    779,658        7,213,878

Shares
repurchased                        (477,346)      (4,401,245)
------------------------------------------------------------
Net increase                        302,312       $2,812,633
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         762,312       $6,839,527
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        67,815          609,235
------------------------------------------------------------
                                    830,127        7,448,762

Shares
repurchased                        (413,367)      (3,714,173)
------------------------------------------------------------
Net increase                        416,760       $3,734,589
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                           8,994          $82,408
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,677           15,530
------------------------------------------------------------
                                     10,671           97,938

Shares
repurchased                         (10,451)         (96,237)
------------------------------------------------------------
Net increase                            220           $1,701
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          36,584         $327,649
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,538           13,848
------------------------------------------------------------
                                     38,122          341,497

Shares
repurchased                         (15,692)        (141,482)
------------------------------------------------------------
Net increase                         22,430         $200,015
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

*Formerly Putnam Diversified Income Trust II

+Formerly Putnam Federal Income Trust

[DBL. DAGGER]Closed to new investors. Some exceptions may apply.

Contact Putnam for details.

[SECTION MARK] Not available in all states.

**An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

  Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Blake E. Anderson
Vice President

Jerome J. Jacobs
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN044-43765 855/235/2AA     7/98